EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



     We hereby consent to the use of our report for the three months ended March 31, 2003, dated May 5, 2003 in the Form 10QSB for Worldwide Wireless Network, Inc.


         /s/
Chisholm  &  Associates
_______________________


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